Exhibit 10.8

DYNAMO DEVELOPMENT, INC.

SOFTWARE DEVELOPMENT

MASTER SERVICES AGREEMENT

THIS SOFTWARE DEVELOPMENT MASTER SERVICES AGREEMENT (this “Agreement”) is made ______2/7/2018____________ (the “Effective Date”) between Dynamo Development, Inc., having an office at 860 Broadway Floor 5, New York, NY 10003  (“Consultant”) and finfora Inc with offices at 175 SW 7th Street, Suite 1800, Miami, FL  (“Client”).

1.

Definitions.  Whenever used in this Agreement, the terms set forth in this Section 1 will have the meanings set forth below.  Other terms are defined throughout this Agreement as they first appear.  Where the context so indicates, a word in the singular form will include the plural and vice versa.

“Confidential Information” means any and all technical and non-technical information, including trade secrets, know-how and proprietary information, firmware, designs, schematics, techniques, plans or any other information relating to any research project, work in process, future development, scientific, engineering, manufacturing, marketing or business plans or financial or personnel matters relating to either party or its present or future products, sales, suppliers, Clients, employees, investors or affiliates and disclosed or otherwise supplied in confidence by either party to the other party.  Confidential Information disclosed (i) in a written or other tangible form pursuant to the parties performing their obligations under this Agreement will be clearly marked with a “confidential” legend or other comparable legend, or (ii) orally or visually will be identified as confidential at the time of disclosure.  Confidential Information will not include information to the extent that:  (a) such information is or becomes publicly available other than through any act or omission of either party in breach of this Agreement; (b) such information was received by the receiving party, other than under an obligation of confidentiality, from a third party who had no obligation of confidentiality to the other party; (c) such information was in the possession of the receiving party at the time of the disclosure or was independently developed by the receiving party as proven by documentary evidence; or (d) any applicable regulation, court order or other legal process requires the disclosure of such information, provided that prior to such disclosure the disclosing party will give notice to and will cooperate with the other party so that the other party may take reasonable steps to oppose or limit such disclosure, and that the disclosing party does not disclose any more information than strictly necessary to comply with such legal process. The burden of proof that Confidential Information falls into any one of the above exemptions will be borne by the party claiming such exemptions.

“Client Dictated Work” means any and all Developed Work that Client instructs Consultant to develop in a specific way or to achieve a specific end result.

Development Master Services Agreement

Exhibit 10.8

“Client Provided Third Party Technology” means any and all Technology owned by a third party and licensed or sublicensed by Client and which Client provides to Consultant for inclusion into or for development of the Deliverables.

“Client Work” means any and all pre-existing Technology owned by Client and provided by Client to Consultant for inclusion into or for development of the Deliverables.

“Deliverables” means the tangible materials that Consultant will deliver to Client as set forth in the applicable Statements of Work.

“Derivative” means: (i) for copyrightable or copyrighted material, any translation (including translation into other computer languages), modification, correction, addition, extension, upgrade, improvement, compilation, abridgment or other form in which an existing work may be recast, transformed or adapted; (ii) for patentable or patented material, any continuations or improvements thereon; and (iii) for material which is protected by trade secret, any new material derived from such existing trade secret material, including new material which may be protected by copyright, patent or trade secret.

“Developed Work” means any and all Technology and Derivative works that Consultant may solely, or with Client, develop or reduce to practice in the process of developing and delivering the Deliverables, not including any and all Client Provided Third Party Technology, Client Work, Consultant Provided Third Party Technology and Retained Works.

“Effective Date” means the date indicated as the Effective Date on the first page of this Agreement.

“Intellectual Property Rights” means any and all patents, copyrights, trademarks, trade secrets and other intellectual property rights in any country of the world or contract rights having the equivalent effect.

“Consultant-Provided Third Party Technology” means any and all Technology owned by a third party and licensed by Consultant which Consultant includes into any of the Deliverables.  Consultant Provided Third Party Technology will be identified in each applicable Statement of Work.

“Retained Works” means any and all Technology owned by Consultant and incorporated into the Deliverables and created by or for Consultant (i) prior to the Effective Date, or (ii) not pursuant to this Agreement, including all of Consultant’s software development tools, methodologies and techniques.

“Statement of Work” means each statement of work issued pursuant to this Agreement, which will be effective and become an integral part of this Agreement when signed by authorized representatives of both parties.  Additional Statements of Work will be added

Development Master Services Agreement

Exhibit 10.8

to Exhibit A as parties expand their working relationship.  Each Statement of Work will be in the form of Exhibit A, attached hereto and made a part hereof. If there is any difference between the terms and conditions attached to any Statement of Work and any other portion of this Agreement, the terms attached to the Statement of Work shall control.

“Technology” means algorithms, concepts, data, designs, developments, documentation, discoveries, HTML, XML and other codes, inventions, methods, multimedia files (including audio, graphic, photographic, and video files), object code, procedures, programs, source code, text, documentation, web pages and any other item generally recognized as technology in Consultant’s or Client’s industry.

2.

Term/Termination.

2.1.

This Agreement will become effective beginning on the date hereof and continue for a period of one (1) year and from year to year thereafter (i.e., each being an annual term), unless one of the parties give the other party sixty (60) days advance notice of cancellation.

2.2.

Termination of an Individual Statement of Work. In the event that either party hereto materially defaults in the performance of any of its duties or obligations under a Statement of Work and does not substantially cure such default, or commence a cure with an agreed-upon schedule, within thirty (30) days after being given written notice specifying the default, then the non-defaulting party may, by giving written notice thereof to the defaulting party, terminate the Statement of Work as of a date specified in such notice of termination. Upon termination of a Statement of Work, Client shall be obligated to pay Consultant for all services rendered pursuant to the Statement of Work through the effective date of such termination provided Consultant shall have delivered the deliverables for the applicable Statement(s) of Work, including any work in progress. Termination of a Statement of Work shall have no effect upon the Agreement or any other Statements of Work that may be in effect under this Agreement.

3.

Services.  Consultant will use commercially reasonable efforts, as such is defined in the software development industry, to develop and deliver the Deliverables and/or provide personnel to perform the consulting or other services (the “Services”) in accordance with the provisions of this Agreement.  Each project undertaken by Consultant shall be defined in a separate Statement of Work and, upon execution by the parties, shall be attached as an exhibit to this Agreement and incorporated and made a part of this Agreement.

4.

Change Orders; Administration.  Any modifications to the specifications in a Statement of Work shall require execution of a written change order by both parties to this Agreement (a "Change Order") which shall substantially conform with the draft form attached as Exhibit B to this Agreement. Each Change Order complying with this section shall be deemed to be an amendment to the applicable Statement of Work and will become part of this Agreement. Client at its reasonable discretion reserves the right to remove a specific consultant assigned to a Statement of Work if said consultant is not deemed to be meeting performance

Development Master Services Agreement

Exhibit 10.8

expectations. In such cases, Consultant agrees that a replacement will be provided to Client within thirty (30) days, or in the event that the project assigned will be materially adversely affected, such shorter time as is reasonable under the circumstances.

5.

Fees and Payment.

5.1.

Fees.  Fees shall be as set forth on the Statement of Work appurtenant thereto.

5.2.

Payments.  Consultant will invoice Client on a monthly basis.  Client’s payment will become due and payable in United States currency within thirty (30) days of receipt of Consultant’s invoice or in kind services, as per parties agreement.

5.3.

Late Payment Fees.  Client agrees that there will be 1.5% late payment fees that start accruing 60 days after invoice date and continue until full payment of invoice.

5.4.

Sales and Use Taxes.  Client agrees that Consultant’s fees and charges do not include any sales, use, excise or similar taxes, if any, which may be assessed by authorities on the Deliverables or Services at any time (excepting taxes on Consultant’s net income)  Furthermore, Client agrees to reimburse Consultant for these taxes or in lieu thereof, Client will provide Consultant with a certificate acceptable to the taxing authorities exempting Consultant from any obligation to pay these taxes.

6.

Confidentiality Obligations.  Each party will at all times, both during the Term and for a period of five (5) years thereafter, keep in confidence all of the other party’s Confidential Information, and will not use such Confidential Information, directly or indirectly, without the other party’s prior written consent.  Neither party will disclose the other party’s Confidential Information to any person except its employees and independent contractors to whom it is necessary to disclose the Confidential Information for purposes permitted under this Agreement and who have agreed to receive it under terms at least as restrictive as those specified in this Agreement. For the avoidance of doubt, the foregoing includes the making of any public statements by Consultant, unless specifically authorized by the Client.  Each party will take commercially reasonable measures to maintain the confidentiality of the other party’s Confidential Information, but never less than the standard of care that an ordinarily prudent business would exercise to maintain the secrecy of its own confidential information. Each party will immediately give notice to the other party of any unauthorized use or disclosure of the other party’s Confidential Information of which it becomes aware.  Either party may disclose this Agreement to its auditors or federal and regulatory agencies, or upon the order of any court of competent jurisdiction; provided that prior to disclosure the receiving party shall inform the other party of such disclosure and shall cooperate with the disclosing party in seeking any protective order.

7.

Ownership.

7.1.

Work for Hire. Consultant agrees and confirms that all Developed Work and Deliverables, or any part thereof, shall be a “work for hire” as such term is defined in 17 U.S.C. § 101, and the Client shall be deemed the author and sole and exclusive

Development Master Services Agreement

Exhibit 10.8

owner of any copyrights and other rights and interests therein.  If any of the Developed Work or Deliverables, or any part thereof, is considered to be work not included in the categories of work covered by the “work for hire” definition contained in 17 U.S.C. § 101, such Developed Work or Deliverable (and any part thereof) shall be owned by the Company or assigned or transferred completely and exclusively to the Company.

7.2.

To the extent that title to any Developed Works may not, by operation of law, vest in Client or any works may not be considered works made for hire, all rights, title and interest therein are hereby irrevocably assigned to Client.  All such works shall belong exclusively to Client, except as set forth herein, with Client having the right to obtain and to hold in its own name, copyrights, patent or trademark registrations or such other protection as may be appropriate to the subject matter, and any extensions and renewals thereof.  Consultant agrees to give Client and any person designated by Client, prompt reasonable assistance, at Client's expense, required to perfect the rights defined in this Section 7.

7.3.

Unless otherwise specified in any Statement of Work or schedule thereto, and upon payment in full for the work performed by Consultant in connection therewith, all rights, title and interest shall, to the extent that Consultant may hold such rights title and interest, to all physical materials, products and/or deliverables, including, but not limited to, working papers, narratives, descriptions, data, code, files, modules, reports, designs, programs, specifications, documentation, manuals, visual aids, and any other materials developed and/or prepared for Client by Consultant pursuant to or in the course of completing any Statement of Work or schedule (whether or not such the work pursuant to such Statement of Work is completed), vest in Client.

7.4.

Notwithstanding the foregoing, the following shall not constitute the property of Client: (i) software, including but not limited to any proprietary code (source and object), which is subject to third-party license agreements; (ii) those portions of the deliverables which include information in the public domain or which are generic ideas, concepts, know-how and techniques within the computer design, support and consulting business generally; and (iii) those portions of the deliverables which contain the computer consulting knowledge, techniques, tools, routines and sub-routines, utilities, know-how, methodologies and information which Consultant had prior to the performance of its Services for Client, can be proven as such by documentary evidence, and which do not contain any Confidential Information (as hereinafter defined) of Client conveyed to Consultant by Client.  To the extent that any portion of the deliverables includes information or material that falls within the exceptions to property of Client described in Subsection (iii) above, Consultant shall be deemed to have granted Client a paid up, royalty-free, perpetual, world-wide, non-exclusive license to  make, use, sell, copy, modify, create derivative works of, distribute object code copies of, and the right to sublicense the foregoing for its internal business needs and a non-exclusive license to make copies thereof for use only in its and its affiliates’ facilities as well as to customers of Client, subject only to third party license agreements, if any.  Should Consultant, in performing any services

Development Master Services Agreement

Exhibit 10.8

hereunder, use any computer program, code or other materials developed by it independently of the services provided hereunder (“Pre-existing Work”), Consultant shall retain any and all rights in such Pre-existing Work.  Consultant hereby grants Client a paid up, world-wide, non-exclusive license to use and reproduce the Pre-existing Work for its business needs, including sales to customers of Client.

7.5.

Client understands and agrees that Consultant may perform similar services for third parties using the same personnel that Consultant may use for rendering services for Client hereunder, subject to Consultant’s obligations respecting Client’s Confidential Information pursuant to Section 6 of this Agreement and the provisions of this Section 7.

8.

Warranties. Consultant represents and warrants as follows:

a.

that it has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby;

b.

this Agreement has been duly and validly executed and delivered by Consultant and constitutes the valid and binding Agreement of Consultant, enforceable against Consultant in accordance with its terms;

c.

it and its subcontractors will perform the services in material conformity to the specifications set forth in a Statement of Work contemplated hereunder in a professional and workmanlike manner;

d.

Consultant computer code will avoid producing erroneous output or otherwise malfunctioning, with respect to date data or otherwise, and will interact or interface with Client or any third parties as set forth in the technical specifications pertaining thereto; and

e.

it will maintain the necessary insurance coverage as mandated by law or as reasonably required in any Statement of Work.

9.

NO THIRD PARTY PROPERTY. CONSULTANT AGREES THAT NO CONSULTANT PROVIDED THIRD PARTY TECHNOLOGY SHALL BE INCLUDED IN DELIVERABLES TO CLIENT WITHOUT CLIENT’S ADVANCE WRITTEN CONSENT.CONSULTANT SHALL ENSURE THE AUTHORIZED ASSIGNMENT OR TRANSFER OF ANY LICENSES, COPYRIGHTS, OR OTHER RIGHTS ASSOCIATED WITH ANY CONSULTANT PROVIDED THIRD PARTY TECHNOLOGY APPROPRIATELY INCLUDED IN THE DELIVERABLES TO CLIENT.

10.

Limited Warranty on Services.  Consultant warrants to Client that it will provide the Services hereunder utilizing reasonable care and professional skill in accordance with customary applicable industry standards.  In the event that Consultant breaches this warranty, Client shall promptly notify Consultant in writing and shall specifically describe the deficiency and a determination as to whether re-performance is practicable

Development Master Services Agreement

Exhibit 10.8

under the circumstances.  If applicable, Consultant agrees to promptly re-perform such Services that failed to meet this standard of care.  If the Services as re-performed continue to fail to meet this standard of care, Consultant shall refund to Client that amount paid by Client for the deficient Services.  Client must make any claim for breach of this warranty by written notice to Consultant within thirty (30) days of performance or re-performance of such Services.

11.

DISCLAIMER REGARDING SERVICES AND DELIVERABLES.  EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY APPLICABLE STATEMENTS OF WORK PURSUANT HERETO, CONSULTANT EXPRESSLY DISCLAIMS ANY AND ALL WARRANTIES AND REPRESENTATIONS OF ANY KIND OR NATURE WITH RESPECT TO THE SERVICES PERFORMED OR DELIVERABLES DELIVERED UNDER THIS AGREEMENT, WHETHER EXPRESS OR IMPLIED, INCLUDING IMPLIED WARRANTIES OF FITNESS FOR A PARTICULAR PURPOSE, MERCHANTABILITY, NON-INFRINGEMENT, TITLE OR OTHERWISE.  UNLESS SPECIFIED IN A STATEMENT OF WORK, CONSULTANT DOES NOT WARRANT (I) THAT THE DELIVERABLES WILL RUN PROPERLY ON ALL HARDWARE OR SYSTEMS OR OPERATE IN ALL COMBINATIONS WHICH MAY BE SELECTED FOR USE BY A USER, OR (II) THAT THE OPERATION OF THE DELIVERABLES WILL BE UNINTERRUPTED OR ERROR FREE.

12.

DISCLAIMER REGARDING PRODUCTS.  WITH THE EXCEPTION OF WARRANTIES PROVIDED BY ANY THIRD PARTIES FOR SOFTWARE OR PRODUCTS INCLUDED IN DELIVERABLES TO CLIENT, ALL HARDWARE AND THIRD PARTY TECHNOLOGY DELIVERED TO CLIENT UNDER THIS AGREEMENT IS WITHOUT WARRANTY OF ANY KIND FROM CONSULTANT.  THIS DISCLAIMER INCLUDES ANY IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ANY WARRANTIES OF NON-INFRINGEMENT OR OTHERWISE.

13.

LIMITATION OF LIABILITY.

13.1.

DIRECT DAMAGES.  EXCEPT FOR THE UNAUTHORIZED USE OF THIRD PARTY SOFTWARE OR PRODUCTS IN DELIVERABLES TO CLIENT, CONSULTANT’S LIABILITY FOR DAMAGES OR INDEMNITY UNDER THIS AGREEMENT, REGARDLESS OF THE FORM OF ACTION, WILL NOT EXCEED PER CLAIM AND IN THE AGGREGATE THE TOTAL AMOUNT ACTUALLY PAID BY CLIENT TO CONSULTANT UNDER THE RELEVANT STATEMENT OF WORK DURING THE TWELVE (12) MONTHS PRECEDING THE EVENTS GIVING RISE TO THE LIABILITY.

13.2.

EXCEPT FOR THE UNAUTHORIZED USE OF THIRD PARTY SOFTWARE OR PRODUCTS IN DELIVERABLES TO CLIENT, NO CONSEQUENTIAL DAMAGES. IN NO EVENT WILL CONSULTANT OR CLIENT BE LIABLE

Development Master Services Agreement

Exhibit 10.8

TO THE OTHER FOR ANY INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES, INCLUDING LOSS OF PROFITS, REVENUES, DATA, USE, ANY OTHER ECONOMIC ADVANTAGE, INCURRED BY CONSULTANT OR CLIENT ARISING OUT OF OR RELATING TO THIS AGREEMENT, UNDER ANY THEORY OF LIABILITY, WHETHER IN AN ACTION IN CONTRACT, STRICT LIABILITY, TORT (INCLUDING NEGLIGENCE) OR OTHER LEGAL OR EQUITABLE THEORY.

14.

Dispute Resolution Process.

14.1.

Dispute Resolution. The parties agree to meet and confer in good faith on all matters of common interest or all controversies, claims, or disputes (“Dispute”) which materially affect the performance of either party under this Agreement. As soon as a Dispute is recognized by either party, it will communicate the substance of such Dispute to each party’s Primary Contact. Once a Dispute has been raised, the Primary Contacts will make all reasonable efforts to reach a resolution within two (2) weeks after the Dispute has been identified.  If the Dispute cannot be resolved between the parties’ respective Primary Contacts, then the parties will submit such matters to their respective executive management, who will make all reasonable efforts to reach a resolution within thirty (30) days after the Dispute has been referred to them.  For purposes hereof, the “Primary Contact” for each party shall be the person designated for Notice in Section 11 of this Agreement.

14.2.

Arbitration.  All Disputes arising out of or relating to this Agreement, which cannot first be resolved in accordance with Section 14.1, will be submitted to binding arbitration in New York, NY under the Commercial Arbitration Rules (the “Rules”) of the American Arbitration Association (“AAA”). The arbitration will be conducted by one impartial arbitrator selected by mutual agreement or by three arbitrators (one chosen by each party and the third chosen by agreement of the designated arbitrators) if the parties are unable to agree on a single arbitrator within thirty (30) days after the first demand by one party to the other for arbitration.  Any arbitrator(s) selected will have appropriate experience in the field of information technology services.  The proceedings will be held in a geographically neutral and reasonably convenient location to both parties.  A court reporter will record the arbitration hearing, and the reporter’s transcript will be the official transcript of the proceeding.  The arbitrator(s) will have no power to add or detract from the agreements of the parties and may not make any ruling or award that does not conform to the terms and conditions of this Agreement. The award of the arbitrator will include a written explanation of the decision and specify the basis for any damage award and the types of damages awarded.  The decision of the arbitrator(s) will be final and binding on the parties and may be entered and enforced in any court of competent jurisdiction by either party.  The prevailing party in the arbitration proceedings will be awarded reasonable attorneys’ fees, if any, and all other costs and expenses of the proceedings, unless the arbitrator(s), for good cause, determine otherwise.  The foregoing, however, will not prevent or limit in any way

Development Master Services Agreement

Exhibit 10.8

either party’s right to apply to a court of competent jurisdiction for a temporary restraining order, preliminary or permanent injunction, or other similar equitable relief.

15.

Miscellaneous.

15.1.

Residual Knowledge.  Subject to Section 6, nothing herein shall be construed to prevent or in any way limit Consultant from using general knowledge, skill, and expertise acquired in the performance of this Agreement in any current or subsequent endeavors. Client shall have no interest in such endeavors.

15.2.

Survival.  The provisions of Sections 6, 7, 8, 9, 10, 11, 12, 13, 14 and 15 of this Agreement shall survive the early termination (for any reason) or expiration of this Agreement.

15.3.

Notices. All notices and other communications required or permitted under this Agreement will be in writing and will be deemed effectively delivered upon receipt by personal delivery, overnight courier service, or facsimile as confirmed by transmission receipt. Any party may change its address for such communications by giving an appropriate written notice to the other party conforming to this Section.

If to Client:	If to Consultant:
Attn: {Name}	Attn: Dmitry Grinberg
{Address}	680 Broadway, Floor 5 New York, NY 10003
Fax:
Phone:	Phone: 212 385-1552

15.4.

No Assignment.  This Agreement will be binding upon, and inure to the benefit of, the permitted successors-in-interest of a party hereto who agree in writing, for the express benefit of the other party, to assume all of the obligations of such party under this Agreement; provided, however, that this Agreement and the rights and obligations under this Agreement may not be assigned in whole or in part by either party without the prior written consent of the other party, which consent will not unreasonably be withheld or delayed.  Notwithstanding the foregoing, a party may assign this Agreement to any corporate parent, affiliate or subsidiary or purchaser of the majority of its stock or assets without the prior written consent of the other party.  Any assignment or attempted assignment of this Agreement not permitted by this Section will be void.

15.5.

Governing Law and Forum Selection.  This Agreement will be governed by and construed in accordance with the internal laws of the State of New York without regard to the conflicts of laws provisions thereof.  Each party waives its right to a jury trial in any matter arising out of or relating to this Agreement.

Development Master Services Agreement

Exhibit 10.8

15.6.

Force Majeure.  Neither party will be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement, except for Client’s obligations to pay Consultant under this Agreement, to the extent, and for so long as, such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including any act of God, fire, natural disaster, accident, war, acts of war (whether war be declared or not), insurrections, riots, civil commotion, strikes, lockouts or other labor disturbances, shortages in the marketplace, or any acts, omissions or delays in acting by any governmental authority or the other party.

15.7.

No Joint Venture or Agency.  Nothing contained in this Agreement will be deemed or construed as creating a joint venture or partnership between the parties. Except as expressly set forth in this Agreement, no party is by virtue of this Agreement authorized as an agent, employee or legal representative of the other party, and the relationship of the parties is, and at all times will continue to be, that of independent contractors. A party's employees, agents or representatives are not employees or agents of the other party and are not entitled to any of the other party's benefits. Neither party shall be responsible for payment of the other party's workers' compensation, disability benefits or unemployment insurance, nor shall it be responsible for withholding or paying employment related taxes for the other party or its employees.

15.8.

No Third Party Beneficiary.  This Agreement is made and entered into for the sole protection and benefit of the parties to this Agreement and is not intended to convey any rights or benefits to any third party, nor will this Agreement be interpreted to convey any rights or benefits to any person except the parties to this Agreement.

15.9.

Further Assurances.  Each of the parties will from time to time, at the request of the other party and without further consideration, execute and deliver other documents and take other actions as the other party may reasonably request to consummate more effectively the transactions contemplated by this Agreement.

15.10.

No Other Representations and Warranties.  Each party acknowledges that it has entered into this Agreement based solely upon the express representations and warranties set forth in this Agreement.

15.11.

Compliance With Laws.  This Agreement and the performance of this Agreement is subject to all present and future applicable laws, rules, orders, statutes and regulations of governmental authorities having jurisdiction over the parties, the Deliverables or the Services.  Both parties will comply with all applicable laws, rules, orders, statutes, and regulations.

15.12.

No Implied Waiver.  No term, provision or clause of this Agreement shall be deemed waived and no breach excused unless such waiver or consent shall be in writing and executed by a duly authorized representative of each party. Any consent by any party to, or waiver of, a breach by the other, whether express or implied, shall

Development Master Services Agreement

Exhibit 10.8

not constitute a consent to, waiver of, or excuse for any different or subsequent breach.

15.13.

Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and when taken together shall constitute one and the same Agreement.

IN WITNESS WHEREOF, the parties to this Agreement, each acting under due and proper authority, have executed this Agreement as of the Effective Date.

finfora Inc_________________

DYNAMO DEVELOPMENT, INC.

By  /s/ Michael Mildenberger______________

By  /s/ Dmitry Grinberg_________

Name  Michael Mildenberger____________

Name  Dmitry Grinberg _____________

Title  _CEO______________________

Title: President______________________

Development Master Services Agreement

Exhibit 10.8

EXHIBIT A:

Statement of Work No.  ________

To

Software Development Master Services Agreement

By and Between Dynamo Development Corporation and ------

A.

Project Background

B.

Description of Services

C.

Staffing.

D.

Schedule.

E.

Deliverables.

F.

Technical Specifications.  [This should either be completed prior to execution of SOW or should state here the process for defining and approving same.]

G.

Required Certifications/Insurance.

H.

Fee and Costs.  Shall be as set forth for the approved candidates below.

I.

Reimbursement of Expenses:  Any allowable travel, living or out-of-pocket expenses shall be reimbursed by Client so long as the expenses are pre-approved in writing.

J.

Approved Candidates and Rates

The Client has approved following Candidates:

Consultant	Role	Rate

Statement of Work No. 1

Exhibit 10.8

IN WITNESS WHEREOF, the parties to this Statement of Work, each acting under due and proper authority, have executed same as of the _____ day of ____________, 20___..

_________________

DYNAMO DEVELOPMENT, INC.

By

By

Name

Name

Title

Title:

Page

Statement of Work No. 1

Exhibit 10.8

Exhibit B

CHANGE ORDER

Change Order No.____ to Statement of Work No._____

Client or Consultant shall complete Question 1.  Consultant shall complete the remainder of the Change Order, except for the approval/rejection portion, which shall be completed by Client in its sole discretion.  Each section may be as long or short as the circumstances require.  Attach additional pages, if necessary, referencing the Change Order No, Statement of Work No and Section No.

1.   Describe changes, modifications, or additions to the services.

These modifications were requested by:

____ Client

_____ Consultant

______________________________________

__________________________

Signature of Client Project Manager

Date

______________________________________

 __________________________

Signature of Consultant Project Manager

Date

2.   Modifications, clarifications or supplements by Consultant or Client to description of desired changes or additions requested in Section1 above, if any. State any modifications, clarifications, or supplements to the deliverables, time table, and/or responsibilities of the parties.

3.   Necessity, availability and assignment of requisite Consultant and/or Client personnel and/or resources to make requested modification or additions.

4.   Impact on Costs, delivery schedule, and other requirements.

          a.   Changes in Costs:

          b.   Changes in delivery schedule:

          c.   Changes to any other requirements:

Change Order Is:

_____Approved and Accepted

_____Rejected

 ____________________________________

__________________

     Signature of Client Project Manager

Date

____________________________________

__________________

     Signature of Consultant Project Manager

Date

Change Order Form